                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 7, 2000

The famous Tulip bulb craze of the seventeenth century compares with the Internet craze of 1999 - 2000. When our fiscal 2000 year began, 84.7% of our portfolio was invested in equities. As the first quarter wore on, the market became worrisome, so we reduced our equity exposure to 69.4%.
The focal points of speculative fervor, technology and biotech stocks, suffered a sharp decline during our second quarter. By the second quarter, equity investments equaled 66.6% of our portfolio. We felt comforted by our solid cash position.

The Federal Reserve raised interest rates six times since June 1999, and the rates have begun to bite. An acknowledged rule of thumb says that it takes six to nine months for changing interest rates to impact the economy.

The April durable goods report showed a drop of 6.4 percent, the sharpest decline in eight years. In April, U.S. retail sales fell .2 percent; this was the second month of deceleration.

U.S. construction spending dropped .6 percent in April, its first drop in seven months. May's business index fell almost two points and its price index dropped sharply. The National Association of Purchasing Managers said the latest data "offer the possibility that manufacturer's prices may have peaked in March". Further evidence of cooling showed in the National Association of Purchasing Manager's index of manufacturing activity, which dropped 2.6% to 51.8 in June, its fourth consecutive monthly decline. This index is at its lowest level since January of 1999.

When this index is over 50, an expanding manufacturing sector is indicated. A drop to 43.5, signals an economic decline.

Residential mortgage demand is declining, banks are more cautious in lending, and the market for new issues of securities has dried to a trickle.

When combined, these indicators equate to an automobile's speedometer. It appears the Fed's application of pressure to the economic brakes may avoid putting us through the windshield. It is a delicate process.

In coming months, we shall be watching four key components to determine the course of the economy. First, speed of demand growth must continue to slow. Second, core price increases must remain low. The core personal consumption price index (excluding food and energy) is rising at a 1.6% rate. Third, advances in productivity must continue to grow. Growth has been at 4% for the last few years. This may be the magic minimum number. Fourth, the labor market must not tighten more. The unemployment rate may need to go up a bit. Bad news for one group may be good news for the economy.

Wall Street was hypnotized by wild pricing of speculative stocks, but is now turning to a more traditional valuation process.

Lower prices induced us to buy a number of issues which we believe offer good value: Home Depot, Luby's, Delphi Automotive, and Costco.

We look forward to the second half of the year 2000 and the opportunities we expect to find.


                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 2000

Shares                                                               Value
-------                                                          -------------

                            COMMON STOCKS - 66.6 %

                           AUTOMOTIVE PARTS- 4.3 %
225,000   Delphi Automotive Systems Corp.....................    $   4,064,063
                                                                 -------------
                                 BANKS - 6.2 %
115,000   PNC Bank Corp......................................        5,793,125
                                                                 -------------
                               CABLE TV - 11.0 %
180,000  *Comcast Corp. Special Class A".....................        6,817,500
 80,000  *Cox Communications Inc. Class"A"...................        3,530,000
                                                                 -------------
                                                                    10,347,500
                                                                 -------------
                               CHEMICALS - 4.4 %
150,000   Great Lakes Chemical Group.........................        4,162,500
                                                                 -------------
                              ELECTRONICS - 6.5 %
215,000  *Anixter International Inc..........................        6,073,750
                                                                 -------------
                          FINANCIAL SERVICES - 8.8 %
 30,000   American Express Co................................        1,614,375
110,000   Federal National Mortgage Association..............        6,613,750
                                                                 -------------
                                                                     8,228,125
                                                                 -------------
                              INSURANCE - 2.4 %
 20,000   American International Group Inc...................        2,251,250
                                                                 -------------
                              PUBLISHING - 2.1 %
  4,000   Washington Post Co. Class "B"......................        2,002,000
                                                                 -------------
                             RESTAURANTS - 3.8 %
400,000   Luby's Inc.........................................        3,525,000
                                                                 -------------
                           RETAIL SPECIALTY - 8.7 %
150,000  *Costco Wholesale Corp..............................        4,790,625
 70,000   Home Depot, Inc....................................        3,416,875
                                                                 -------------
                                                                     8,207,500
                                                                 -------------


Shares                                                               Value
-------                                                          -------------
                            SEMICONDUCTORS - 6.4 %
 70,000  *Altera Corp........................................    $   6,011,250
                                                                 -------------
                               SOFTWARE - 2.0 %
 30,000  *Microsoft Corp.....................................        1,876,875
                                                                 -------------
          Total Value of Common Stocks
            (cost $42,046,166 )..............................       62,542,938
                                                                 -------------

Principal
 Amount
---------
                     U.S. GOVERNMENT OBLIGATIONS - 6.7 %
$5,000M   U.S. Treasury Bond,  13 3/4% due 08/15/04
             (cost $6,028,076)...............................        6,275,000
                                                                 -------------


                     SHORT-TERM CORPORATE NOTES - 27.0 %
 4,800M   CIT Group, Inc. 6.419%, due 6/01/2000..............        4,800,000
 4,800M   Firstar Corp, 6.472%, due 6/05/2000................        4,800,000
 4,600M   Ford Motor Co.,6.505%, due 6/08/2000...............        4,600,000
 1,400M   General Electric Capital Corp., 6.478%,
           due 06/02/2000....................................        1,400,000
 1,000M   General Electric Capital Corp.,6.560%,
           due 06/07/2000....................................        1,000,000
 4,800M   Norwest Financial Corp. 6.515%, due 6/12/2000......        4,800,000
 4,000M   Prudential Corp. 6.515%, due 6/15/2000.............        4,000,000
                                                                 -------------
          Total Value of Short-Term Corporate Notes
            (cost $25,400,000)...............................       25,400,000
                                                                 -------------
          Total Value of Investments
            (cost $73,474,242).........................100.3%       94,217,938
          Excess of Liabilities Over Other Assets......( 0.3)         (301,068)
                                                       ------    -------------
          Net Assets...................................100.0%    $  93,916,870
                                                       ======    =============

         *Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2000

ASSETS
      Investments in securities, at value
        (identified cost $73,474,242) (Note 1A).....             $ 94,217,938
      Cash..........................................                  531,687
      Dividends and interest receivable.............                  287,855
      Other assets..................................                   12,016
                                                                 ------------
         TOTAL ASSETS...............................               95,049,496


LIABILITIES
      Payable for investment securities purchased...$  984,876
      Payable for capital shares redeemed...........    41,235
      Accrued advisory and administrative fees......    78,293
      Other accrued expenses........................    28,222
                                                    ----------
         TOTAL LIABILITIES..........................                1,132,626
                                                                 ------------

NET ASSETS..........................................             $ 93,916,870
                                                                 ============

NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 68,975,314
      Undistributed net investment income ..........                  462,798
      Accumulated net realized gain on investments..                3,735,062
      Net unrealized appreciation in value of
        investments.................................               20,743,696
                                                                 ------------
         TOTAL......................................             $ 93,916,870
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($93,916,870 / 12,923,926 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 7.27
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2000

INVESTMENT INCOME
  Income:
      Interest..............................    $  914,472
      Dividends.............................       480,250
                                                ----------
            TOTAL INCOME....................                  $ 1,394,722

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       372,018
      Administrative fee ...................       124,006
      Distribution plan expenses ...........       115,389
      Director fees and expenses............        29,610
      Professional fees.....................        29,013
      Fund accounting expense...............        22,714
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        20,598
      Custodian fees........................        20,462
      Other expenses........................        35,627
                                                ----------
        TOTAL EXPENSES......................       769,437
        Less: Custodian fees paid indirectly         5,821
                                                ----------
        NET EXPENSES .......................                      763,616
                                                               ----------

        INVESTMENT INCOME-NET...............                      631,106

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     3,735,062
      Net unrealized depreciation of
        investments.........................   (13,684,235)
                                                ----------
        Net loss on investments.............                   (9,949,173)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $(9,318,067)
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months     Year Ended
                                                       Ended       November 30,
                                                    May 31, 2000      1999
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income........................... $     631,106  $     792,643
  Net realized gain on investments................     3,735,062      9,539,160
  Net unrealized depreciation of investments......   (13,684,235)    (3,431,350)
                                                   -------------  -------------
     Net increase (decrease) in net assets
       resulting from operations..................   ( 9,318,067)     6,900,453


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   (   356,169)   ( 1,091,524)
  Net realized gain on investments................   ( 9,539,160)   (22,650,046)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting from
    capital share transactions (Note 2)...........     3,330,024      8,566,736
                                                   -------------  -------------
     Net decrease in net assets...................   (15,883,372)    (8,274,381)

NET ASSETS
  Beginning of year...............................   109,800,242    118,074,623
                                                   -------------  -------------
  End of period (including undistributed net
    investment income of $462,798 and $187,861,
    respectively.................................. $  93,916,870  $ 109,800,242
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on May 31, 2000. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 2000, there were 12,923,926 shares outstanding. Transactions in capital stock were as follows:

                           Six Months Ended            Year Ended
                             May 31, 2000           November 30, 1999
                      ------------------------    ----------------------
                        Shares       Amount        Shares      Amount
                      ----------   -----------    ---------   ----------

Capital stock sold....     99,768   $   738,364       39,030  $    337,749
Capital stock issued
in reinvestment of
distributions.........  1,047,207     8,225,796    2,289,896    19,785,412
Capital stock
redeemed..............   (741,448)   (5,634,136)  (1,309,259)  (11,556,425)
                      -----------  ------------  -----------  ------------
   Net increase.......    405,527  $  3,330,024    1,019,667    $8,566,736
                      ===========  ============  ===========  ============

                                          6

                               PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 2000, purchases and sales of securities, other than short-term corporate notes and short-term United States Government obligations aggregated $24,782,992 and $45,524,381 respectively. There were no purchases or sales of long-term United States Government obligations during the six month period.

    At May 31, 2000, the cost of investments for Federal income tax purposes was $73,474,242. Accumulated net unrealized appreciation on investments was $20,743,696 consisting of $23,792,300 gross unrealized appreciation and $3,048,604 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

  As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 2000, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $21,500. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $ 6,250 for the above six month period.

    The Fund's Custodian has provided credits in the amount of $5,821 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average
net assets calculated monthly.   A component of the 12b-1 fee (.25% of the
Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts;
applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

                               PHILADELPHIA FUND, INC.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Beginning in April 2000 and continuing until further notice, BFC has agreed to waive all 12b-1 fees in excess of .15% per annum of the Fund's average net assets.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.



                                   Six Months
PER SHARE DATA                        Ended        Year  Ended  November  30, 1999
--------------                       May 31,  ------------------------------------------
                                      2000     1999     1998     1997     1996     1995
                                     ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...$ 8.77   $10.27   $10.05   $ 8.00   $ 7.81   $ 6.29
                                     ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.05     0.06     0.13     0.09     0.13     0.14
Net Realized & Unrealized
  Gains (Loss) on Investments........ (0.75)    0.51     1.02     2.10     0.99     1.51
                                     ------   ------   ------   ------   ------   ------
Total From Investment Operations..... (0.70)    0.57     1.15     2.19     1.12     1.65
                                     ------   ------   ------   ------   ------   ------

LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.03     0.09     0.11     0.11     0.14     0.10
Net Realized Gains...................  0.77     1.98     0.82     0.03     0.79     0.03
                                     ------   ------   ------   ------   ------   ------
Total Distributions..................  0.80     2.07     0.93     0.14     0.93     0.13
                                     ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period.......$ 7.27   $ 8.77   $10.27   $10.05   $ 8.00   $ 7.81
                                     ======   ======   ======   ======   ======   ======

TOTAL RETURN (%)..................... (8.70)    5.96    12.31    27.62    16.04    26.58
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$93,917  $109,800 $118,075 $113,494 $97,300  $92,104


Ratio to Average Net Assets:
  Expenses (%)....................... 1.55(a)   1.55     1.53     1.53     1.56     1.62
  Net Investment Income (%).......... 1.27(a)   0.71     1.32     1.02     1.69     1.86


Portfolio Turnover Rate (%)..........   32        81       37       17       14       59

(a) Annualized

                            See notes to financial statements

                           INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of May 31, 2000, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 1999 and financial highlights for the six months ended May 31, 2000 and each of the three years in the period ended November 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1996, were audited by other auditors, whose report, dated
December 16, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at May 31, 2000, and the results of its operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 1999 and financial highlights for the six months ended May 31, 2000 and each of the three years in the period ended November 30, 1999, in conformity with generally accepted accounting principles.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 19, 2000

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                          SEMI-ANNUAL
            (561) 395-2155                                REPORT

                                                       May 31, 2000

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.